SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12


                         THE ADVISORS' INNER CIRCLE FUND

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND

                                EACH, A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders ("the Meeting") of the Commerce Capital Treasury Obligations Money Market Fund, the Commerce Capital Government Money Market Fund and the Commerce Capital Institutional Select Government Money Market Fund (each, a "Fund" and collectively, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for Monday, March 31, 2008. If you are a shareholder of record of any Fund as of the close of business on February 28, 2008, you are entitled to vote at the Meeting, and any adjournment of the Meeting, on a proposal to approve a new investment advisory agreement ("New Agreement") for the Funds (the "Proposal").

The Proposal relates to the approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and Commerce Capital Markets, Inc. ("Commerce"), the investment adviser to the Funds. This New Agreement is proposed to have the same advisory fees as, and otherwise not materially differ from, the current advisory agreement (the "Current Agreement") between the Trust, on behalf of the Funds, and Commerce.

Due to the proposed acquisition (the "Acquisition") of Commerce Bancorp, Inc. ("Commerce Bancorp"), the corporate parent of Commerce, by Toronto-Dominion Bank, the Trust, on behalf of the Funds, will need to enter into the New Agreement with Commerce. The New Agreement requires the approval of both the Board of Trustees of the Trust and the shareholders of the Funds. Under the Investment Company Act of 1940, as amended (the "1940 Act"), since Commerce Bancorp is a greater than 25% owner of Commerce, the Acquisition will constitute a change in control of Commerce resulting in the assignment, and automatic termination, of Commerce's investment advisory agreement with the Trust under
Section 15 of the 1940 Act. The Acquisition is expected to be consummated on or about March 28, 2008.

Commerce does not expect this event to affect the nature or quality of the services performed for the Funds. Senior management personnel at Commerce will retain their current responsibilities and all of the terms and conditions of the current advisory agreement will remain the same. In order to provide adequate time to obtain shareholder approval of the New Agreement, the Trust will need to enter into an interim agreement (the "Interim Agreement") to provide for investment advisory services during the period between termination of the current investment advisory agreement and shareholder approval of the New Agreement. The Trust can enter into the Interim Agreement without first obtaining shareholder approval, subject to the requirements of Rule 15a-4 (the "Rule") under the 1940 Act. At the February 19-20, 2008 Board meeting, as required by the Rule, the Trustees, including a majority of independent Trustees, have: (i) approved the Interim Agreement before the Current Agreement terminates (i.e., before the date of the Acquisition) at an "in-person" meeting; and (ii) determined that the scope and quality of services to be provided to the Funds under the Interim Agreement will be at least equivalent to the scope and quality of services provided under the Current Agreement. Commerce will continue to serve as investment adviser of each Fund pursuant to the Interim Agreement for 150 days after the change in control or, if earlier, until the New Agreement is approved by shareholders of the Funds. If shareholders of a Fund do not approve the New Agreement, Commerce will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account for the Fund, plus interest earned.

Also at its February 19-20, 2008 meeting, the Board reviewed and approved a New Agreement that will take effect upon shareholder approval of the Proposal. Based on information that the Board received from Commerce, the Board concluded that it is in the best interests of shareholders of the Funds to approve the New Agreement and recommended that the Proposal be submitted to shareholders for approval. To help you further understand the Proposal, we have enclosed a Questions & Answers section that provides an overview of the Proposal.

More specific information about the Proposal is contained in the proxy statement, which you should consider carefully.

The Board of Trustees of The Advisors' Inner Circle Fund has unanimously approved the Proposal and recommends that you vote FOR the Proposal as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by touch-tone telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds or Commerce, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Funds. If you need additional information, please call shareholder services at 1-866-733-4544. Do not call the Fund's investment adviser, Commerce.

Sincerely,

/s/ James F. Volk

James F. Volk
President


     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG
 WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU
                    PREFER TO VOTE BY ONE OF THOSE METHODS.

                         IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matter affecting the Funds that requires a shareholder vote.

                              QUESTIONS AND ANSWERS

Q.       Why am I receiving this proxy statement?

A. You are receiving these proxy materials - a booklet that includes the proxy statement and a proxy card - because you have the right to vote on this important proposal concerning your investment in a Fund (the "Proposal").

Q.       What is happening?

A. On or about March 28, 2008, Toronto-Dominion Bank intends to acquire Commerce Bancorp, the corporate parent of Commerce. As a result, the Trust, on behalf of the Funds, will need to enter into the New Agreement with Commerce. The New Agreement requires the approval of both the Board of Trustees of the Trust and the shareholders of the Funds. Under the 1940 Act, since Commerce Bancorp is a greater than 25% owner of Commerce, the Acquisition will constitute a change in control of Commerce resulting in the assignment, and automatic termination, of Commerce's investment advisory agreement with the Trust under Section 15 of the 1940 Act. Consequently, the Trust will need to enter into a New Agreement with Commerce, which requires the approval of both the Board and the shareholders of the Funds. Approval of the New Agreement is not a condition to the acquisition of Commerce Bancorp by Toronto-Dominion Bank. The following pages provide additional information about Commerce and the matter on which you are being asked to vote.

Q.       How will the Change of Control of Commerce Affect the Funds?

         Other than the change in the ownership of the investment adviser to the Funds, all other aspects of the Current Agreement, including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. Commerce has assured the Board that there will be no reduction or other material change in the nature or quality of the investment advisory services to the Funds under the New Agreement.

Q.       Why Am I Being Asked to Vote on a New Agreement?

A. The 1940 Act, which regulates investment companies such as the Funds, requires a shareholder vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the investment company will automatically terminate. Accordingly, at the time of the Acquisition, the Current Agreement between Commerce and the Funds will terminate. At its February 19-20, 2008 meeting, the Board reviewed and approved the Interim Agreement to take effect upon the change in control and also approved the New Agreement to take effect upon shareholder approval of the Proposal

         Except for the time periods covered by the agreements, there are no material differences between the New Agreement, the Interim Agreement and the Current Agreement. The Funds' advisory fee rates will remain unchanged.

Q.       What Happens If the New Agreement Is Not Approved?

A. The Board has approved the Interim Agreement, to take effect upon the date of the change of control of Commerce, that permits Commerce to continue to serve as adviser to the Funds following the change in control for a period not to exceed 150 days. If the New Agreement is not approved by shareholders, the Funds will continue to operate under the Interim Agreement from the date of the change of control of Commerce and the Board will consider such further action as it deems in the best interests of the shareholders of the Funds, including resubmitting the New Agreement to shareholders for approval.

Q.       How do the Trustees suggest that I vote?

A. After careful consideration, the Trustees unanimously recommend that you vote "FOR" the Proposal. Please see "Board Recommendations" for a discussion of the Board's considerations in making its recommendation.

Q.       Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.       I'm a small investor. Why should I bother to vote?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the meeting. If this happens, the Funds will need to solicit votes again.

Q.       How do I place my vote?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-866-733-4544.

Q.       Whom do I call if I have questions?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-866-733-4544 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.



     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU
                    PREFER TO VOTE BY ONE OF THOSE METHODS.

       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND

                                EACH, A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 31, 2008

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Commerce Capital Treasury Obligations Money Market Fund, the Commerce Capital Government Money Market Fund and the Commerce Capital Institutional Select Government Money Market Fund (each, a "Fund" and collectively, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on Monday, March 31, 2008 at 11:00 a.m. Eastern Time.

At the Meeting, shareholders of record of each Fund ("Shareholders") will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Commerce Capital Markets, Inc, ("Commerce"), the Funds' investment adviser (a form of which is attached to the Proxy Statement as Exhibit A), and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of any Fund at the close of business on February 28, 2008 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                              By Order of the Board of Trustees

                                              /s/ James F. Volk

                                              James F. Volk
                                              President

             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND

                                EACH, A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 31, 2008

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the special meeting of shareholders to be held on Monday, March 31, 2008 at 11:00 am Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of any Fund of record at the close of business on February 28, 2008 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about March 17, 2008.

Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of February 28, 2008, the Commerce Capital Treasury Obligations Money Market Fund, the Commerce Capital Government Money Market Fund and the Commerce Capital Institutional Select Government Money Market Fund had 313,211,249.39, 675,026,542.12 and 148,682,180.45, respectively, of units of beneficial interest ("Shares") issued and outstanding.

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Funds' investment adviser, Commerce Capital Markets, Inc., the Funds' principal underwriter or any of their affiliates. Trustees who are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

GENERAL INFORMATION

         The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Funds at 1-866-733-4544.

         The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Commerce, not the Funds.

         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. A majority of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business.

         If your shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

         As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxy agents will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

REQUIRED VOTE

         The approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Funds. Under the 1940 Act, the vote of a "majority of the outsanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

PROPOSAL - APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND INFORMATION

         The Funds are each individual series of the Trust. Commerce has served as the investment adviser of each Fund since its inception. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Class Shares, Administration Class Shares and Service Class Shares. However, the class structure of each Fund will not impact the required vote with respect to each Fund, as described above, as the required vote is based on the percentage of each Fund's shares rather than on the percentage of each share class of a Fund voted.

THE CHANGE IN CONTROL OF COMMERCE

         Due to the proposed Acquisition of Commerce Bancorp, the corporate parent of Commerce, by Toronto-Dominion Bank, the Trust, on behalf of the Funds, will need to enter into the New Agreement with Commerce. The New Agreement requires the approval of both the Board of Trustees of the Trust and the shareholders of the Funds. Under the 1940 Act, since Commerce Bancorp is a greater than 25% owner of Commerce, the Acquisition will constitute a change in control of Commerce resulting in the assignment, and automatic termination, of Commerce's investment advisory agreement with the Trust under Section 15 of the 1940 Act. The Acquisition is expected to be consummated on or about March 28, 2008.

         Consequently, the Trust will need to enter into a New Agreement with Commerce, which requires the approval of both the Board and the shareholders of the Funds. Other than the change in the ownership of the investment adviser to the Funds, all other aspects of the relationship between Commerce and the Funds, including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds, are expected to remain unchanged. The following pages give you additional information about Commerce and the matter on which you are being asked to vote.

BOARD APPROVAL OF THE NEW AGREEMENT AND THE INTERIM AGREEMENT

         The 1940 Act, which regulates investment companies such as the Funds, requires a shareholder vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the investment company will automatically terminate. Therefore, the Acquisition will cause the Current Agreement to terminate. At its February 19-20, 2008 meeting, the Board reviewed and approved the Interim Agreement to take effect upon the change in control of Commerce and also approved the New Agreement to take effect upon shareholder approval of the Proposal.

DESCRIPTION OF THE NEW AGREEMENT

         A form of the New Agreement is attached to this proxy statement as Exhibit A. There are no material differences between the New Agreement and the Current Agreement. For instance, the Funds' advisory fee rates will remain unchanged. With respect to duration of the New Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually:
         (a) by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; or (b) by vote of a majority of the outstanding voting securities of the Funds.

         Pursuant to the New Agreement, Commerce will continue to serve as the Funds' investment adviser. Each of the Current Agreement and the New Agreement requires the investment adviser to:

                  o Manage the investment and reinvestment of each Fund's assets;

                  o Continuously review, supervise, and administer the investment program of the Funds;

                  o Determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded for each Fund;

                  o Provide the Trust, and any other agent designated by the Trust, with records concerning Commerce's activities which the Trust is required to maintain; and

                  o Provide other reports reasonably requested by the Trust's administrator or the Trust's Officers and Board of Trustees concerning Commerce's discharge of the foregoing responsibilities.

         Each of the Current Agreement and the New Agreement also authorizes Commerce to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and directs Commerce to seek to obtain the best available price and most favorable execution. Subject to policies established by the Board, Commerce also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Funds, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and any SEC staff interpretations thereof.

         Each of the Current Agreement and the New Agreement obligates Commerce to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Funds' prospectuses and applicable laws and regulations. Under the terms of each of the Current Agreement and the New Agreement, Commerce will bear its costs of providing its services thereunder.

INFORMATION ON INVESTMENT ADVISORY FEES

         The New Agreement provides that, for its services under the Advisory Agreement, Commerce is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Commerce Capital Government Money Market Fund, an annual rate of 0.30% of the average daily net assets of the Commerce Capital Treasury Obligations Money Market Fund, and an annual rate of 0.15% of the average daily net assets of the Commerce Capital Institutional Select Government Money Market Fund. This level of compensation is identical to the level of compensation under the Current Agreement.

         During the most recent fiscal year ended October 31, 2007, the Funds paid Commerce the following advisory fees pursuant to the Current Agreement.

-------------------- ---------------------------------- --------------------------------- ----------------------------------
                           Contractual Fees Paid          Fees Waived by the Adviser**      Total Fees Paid to the Adviser
       Fund                                                                                         (After Waivers)
-------------------- ---------------------------------- --------------------------------- ----------------------------------
Commerce Capital
Government Money                 $1,264,266                          $135,016                         $1,129,250
Market Fund
-------------------- ---------------------------------- --------------------------------- ----------------------------------
Commerce Capital
Treasury Obligations             $2,129,121                             $0                            $2,129,121
Money Market Fund
-------------------- ---------------------------------- --------------------------------- ----------------------------------
Commerce Capital
Institutional Select              $89,883*                           $89,883*                             $0*
Government Money
Market Fund
-------------------- ---------------------------------- --------------------------------- ----------------------------------

*        For the fiscal period from November 29, 2006 to October 31, 2007.
** For the Commerce Capital Institutional Select Government Money Market Fund, Commerce has voluntarily agreed to waive its fees and/or reimburse certain expenses in order to keep the Fund's actual total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.20% of the Fund's average daily net assets. If at any point during the first three years after the expense was incurred it becomes unnecessary for Commerce to make expense limitation reimbursements with respect to the Commerce Capital Institutional Select Government Money Market Fund, the Board may permit Commerce to retain the difference between the total annual Fund operating expenses and 0.20% to recapture any of its prior expense limitation reimbursements.

         Prior to January 3, 2007, Commerce voluntarily agreed to waive its fees and/or reimburse certain expenses of the Commerce Capital Government Money Market Fund in order to keep actual total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.55% and 0.85% of the average daily net assets of the Institutional and Administration Class Shares of the Commerce Capital Government Money Market Fund, respectively. Effective January 3, 2007, Commerce voluntarily agreed to waive its fees and/or reimburse certain expenses of the Commerce Capital Government Money Market Fund in order to keep actual total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.60% and 0.85% of the average daily net assets of the Institutional and Administration Class Shares of the Commerce Capital Government Money Market Fund, respectively.

         Commerce intends to continue its expense limitation reimbursements with respect to the Commerce Capital Institutional Money Market Fund and the Commerce Capital Government Money Market Fund but may discontinue all or part of these arrangements at any time.

INFORMATION ON COMMERCE CAPITAL MARKETS, INC.

         Commerce Capital Markets, Inc., a wholly owned non-banking subsidiary of Commerce Bancorp, serves as the investment adviser to the Funds. Commerce was formed in 1981 and is a professional investment management firm registered with the U.S. Securities and Exchange Commission ("SEC"). As of December 31, 2007, Commerce had approximately $870 million in assets under management.

         Assuming the proposed acquisition (the "Acquisition") of Commerce Bancorp, the corporate parent of Commerce, by Toronto-Dominion Bank, the name, principal occupation and address of the control person of Commerce is listed below.


-------------------------- ------------------------------------------------ ------------------------------------------------
NAME                       PRINCIPAL OCCUPATION                             ADDRESS
-------------------------- ------------------------------------------------ ------------------------------------------------
William P. Carrozza        Vice President                                   2005 Market Street, Suite 200
                           Commerce Capital Markets, Inc                    Philadelphia, PA 19103
-------------------------- ------------------------------------------------ ------------------------------------------------

RECOMMENDATION OF TRUSTEES

         BOARD CONSIDERATIONS REGARDING THE INTERIM AGREEMENT AND THE NEW AGREEMENT - In approving the Interim Agreement and the New Agreement at its meeting held on February 19-20, 2008, the Board relied on the information it had received at its August 7, 2007 Board meeting, at which time it considered and renewed the Current Agreement between the Funds and Commerce. The Board did not deem it necessary to request additional information from Commerce, because the Board concluded that it was sufficiently familiar with the services provided by Commerce, its respective personnel and prior performance, as a result of its regular monitoring process, as well as the quarterly reports it receives from Commerce, and the fact that the termination of the Current Agreement would occur solely as a result of the change in control of Commerce Bancorp. Further, the terms of the New Agreement were materially identical to those contained in the Current Agreement, with the exception of the change in effective date. At the February Board meeting, the Board also received information from Fund management confirming that no material events had occurred, nor was any additional information available, that would reasonably be expected to have a material impact upon the Board's consideration of the Interim Agreement and/or the New Agreement.

         At its meeting held on August 7, 2007, the Board considered the approval of the Current Agreement. Prior to the August 2007 Board meeting, the Board requested and received written materials from Commerce regarding: (a) the nature, extent and quality of the services to be provided by Commerce; (b) the investment performance of the Funds and Commerce; (c) the costs of the services to be provided and profits to be realized by Commerce and its affiliates from the relationship with the Funds; (d) the extent to which economies of scale would be realized as the Funds grow; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

         At the meeting, representatives from Commerce, along with other Fund service providers, presented additional oral and written information to help the Board evaluate Commerce's fee and other aspects of the Current Agreement. Among other things, the representatives provided a brief overview of Commerce's ownership and structure, reviewed Commerce's investment strategy and philosophy, and discussed Commerce's stock selection criteria and portfolio composition principles. The Board then discussed the written materials that the Board received before the meeting and Commerce's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Current Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

         The Independent Trustees, assisted by their independent legal counsel, met in executive session to discuss the Current Agreement. After deliberating in executive session, the Board unanimously determined that it would be in the best interests of the Funds and their shareholders to approve the Current Agreement.

         In determining whether to approve the Current Agreement, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

         NATURE, EXTENT AND QUALITY OF ADVISORY AND OTHER SERVICES. In considering the nature, extent and quality of the services provided by Commerce, the Board reviewed the portfolio management services provided by Commerce to the Funds, including the quality and continuity of Commerce's portfolio management personnel, and the Board concluded that it was satisfied with the services provided to the Funds.

         FUND PERFORMANCE AND INVESTMENT OBJECTIVES. The Board also compared the Funds' performance to benchmark indices and other similar mutual funds over various periods of time and concluded that it was satisfied with the investment performance of each Fund, in light of the factors described by Commerce that contributed to each Fund's performance.

         COSTS OF ADVISORY SERVICES AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by the Funds were reasonable, the Board reviewed a report of the costs of services provided, and the profits realized, by Commerce from its relationship with the Funds and concluded that such profit levels were reasonable. The Board also reviewed reports comparing the expense ratio and advisory fee paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the result of arm's length negotiations, and the expense ratio paid by the Funds was consistent with industry standards. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

         Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees who were not parties to the Current Agreement or interested persons of any such party, unanimously: (a) concluded that terms of the Current Agreement are fair and reasonable; (b) concluded that Commerce's fees are reasonable in light of the services that Commerce provides to the Funds; and (c) voted to approve the Current Agreement.

         BOARD RECOMMENDATION. Based upon its evaluation of the relevant factors set forth above as reviewed at the August 7, 2007 Board meeting, the Board took into consideration that, other than the change in the ownership of Commerce and the terms and effective dates, all other aspects of the Current Agreement, including the operations of Commerce, the fees payable to Commerce and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged under the Interim Agreement and the New Agreement. Representatives from Commerce, who were present at the February 19-20, 2008 Board meeting, assured the Board that there would be no reduction or other material change from the Current Agreement in the nature or quality of the investment advisory services to the Funds under the Interim Agreement and the New Agreement.

         Accordingly, based upon its evaluation of all relevant factors, the Board of Trustees, including all of the Independent Trustees who are not parties to either agreement or interested persons of any such party, concluded that the Interim Agreement and the New Agreement would be in the best interests of the Funds and their shareholders.



   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO
                             APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

         SEI Investments Global Funds Services ("SEIGFS") serves as the Funds' administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Funds' distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

PAYMENT OF EXPENSES

         Commerce will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Funds will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

         As of February 28, 2008, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of the shares of a Fund. On that date, the existing Trustees and officers of the Funds, together as a group, "beneficially owned" less than 1% of each Fund's outstanding shares.

COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND - ADMINISTRATIVE CLASS

SHAREHOLDER                                 NUMBER OF SHARES          PERCENT

Commerce Bank NA                            339,554,656.810            64.29%
Attn Cash Management/Donald Reardon
6000 Atrium Way
Mt. Laurel, NJ 08054

National Financial Services LLC             188,574,060.490            35.71%
FBO The Exclu Benefit of Our Customers
Attn Mutual Funds Dept 5th Fl
200 Liberty St. 1 World Fin Ctr
New York, NY 10281


COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL CLASS

SHAREHOLDER                                 NUMBER OF SHARES          PERCENT

SEI Trust Company                            95,723,881.430            65.16%
Attn Mutual Fund Administrator
C/O Commerce Wealth Advisors
One Freedom Valley Drive
Oaks, PA 19456

National Financial Services LLC              31,852,861.000            21.68%
FBO The Exclu Benefit of Our Customers
Attn Mutual Funds Dept 5th Fl
200 Liberty St. 1 World Fin Ctr
New York, NY 10281

Commerce Bank NA                             14,321,082.380             9.75%
Attn Cash Management/Donald Reardon
9000 Atrium Way
Mt. Laurel, NJ 08054


COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND - SERVICE CLASS

SHAREHOLDER                                 NUMBER OF SHARES          PERCENT

Commerce Bank NA TTEE                       115,191,037.550           100.00%
FBO Corporate Trust Department
P.O. Box 1034
Cherry Hill, NJ 08034-0009


COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND - INSTITUTIONAL CLASS

SHAREHOLDER                                 NUMBER OF SHARES          PERCENT

Commerce Bank North                         171,951,017.170            86.84%
Attn Cash Management/Don Reardon
9000 Atrium Way
Mt. Laurel, NJ 08054

SEI Trust Company                            17,213,626.630             8.69%
Attn Mutual Fund Administrator
C/O Commerce Wealth Advisors
One Freedom Valley Drive
Oaks, PA 19456


COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL CLASS

SHAREHOLDER                                 NUMBER OF SHARES          PERCENT

SEI Trust Company                            67,467,990.680            45.38%
Attn Mutual Fund Administrator
C/O Commerce Wealth Advisors
One Freedom Valley Drive
Oaks, PA 19456

Commerce Bank North                          58,006,283.580            39.01%
6000 Atrium Way
Mt. Laurel, NJ 08054

Commerce Bank NA                             13,207,906.190             8.88%
Attn Cash Management/Donald Reardon
6000 Atrium Way
Mt. Laurel, NJ 08054

Commerce Capital Markets, Inc.               10,000,000.000             6.73%
2005 Market St. Suite 200
Philadelphia, PA 19103

The term "beneficial ownership" is defined under Rule 16a-1(a)(2) under the 1934 Act. The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND REPORT TO SHAREHOLDERS

         For a free copy of the Funds' annual report for the fiscal year ended October 31, 2007, shareholders of the Funds may call 1-866-733-4544 or write to the Funds at: Commerce Capital Funds, P.O. Box 182218, Columbus, OH 43218-2218.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of a Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

         If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the Proposal.

         As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment.

         No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

ADJOURNMENT

         In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. Commerce will bear the costs of any additional solicitation or any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                                      By Order of the Trustees,


                                                      James F. Volk
                                                      President

                                                                       EXHIBIT A

                         THE ADVISORS' INNER CIRCLE FUND


                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this _____, 2008, by and between The Advisors' Inner Circle Fund, a Massachusetts business trust (the "Trust"), and Commerce Capital Markets, Inc., a Delaware corporation (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") consisting of several series of shares, each having its own investment policies; and

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to such portfolios listed in Schedule A as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to (a) manage the investment and reinvestment of the assets, (b) to continuously review, supervise, and administer the investment program of the Portfolios, (c) to determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded, (d) to provide the Trust, and any other agent designated by the Trust, with records concerning the Adviser's activities which the Trust is required to maintain and (e) to provide other reports reasonably requested by the Trust's administrator or the Trust's Officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities.

         The Adviser shall discharge the foregoing responsibilities subject to the oversight of the Board of Trustees of the Trust and in compliance with (x) such reasonable policies as the Trustees may from time to time establish and communicate in writing to the Adviser, (y) the objectives, policies, and limitations for the Portfolios set forth in its prospectus and statement of additional information, which may be amended from time to time, and (z) applicable laws and regulations.

         The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. PORTFOLIO TRANSACTIONS. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the

         Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Portfolios and/or other accounts over which they exercise investment discretion. The Adviser will promptly communicate to the Trust, and any agent designated by the Trust such information relating to portfolio transactions as they may reasonably request.

         It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectus and Statement of Additional Information.

3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A, which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved.

         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

4. OTHER EXPENSES. The Adviser shall pay all expenses, not otherwise paid by third parties, of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectus(es), statement(s) of additional information, proxy solicitation material and shareholder reports.

5. EXCESS EXPENSES. If the expenses for any Portfolios for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolios are qualified for offer and sale, the Adviser shall bear such excess cost.

         However, the Adviser will not bear expenses of any Portfolios which would result in the Portfolios' inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not, during the term of this Agreement, materially impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request, provided, however, that the Adviser shall be permitted to retain any records that it is required to maintain under the federal securities laws.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser to the extent permitted by applicable law and any procedures approved by the Board of Trustees of the Trust.

11. LICENSE OF THE ADVISER'S NAME. The Adviser hereby agrees to grant a limited-purpose, non-exclusive, world-wide license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

12. DURATION, AMENDMENT AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolios; provided, however, that if the shareholders of the Portfolios fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the U.S. Securities and Exchange Commission (the "SEC") or any rules or regulations adopted by, or interpretative releases of, the SEC.

         This Agreement may be terminated as to the Portfolios at any time, without the payment of any penalty by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolios on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given pursuant to Section 14 of this Agreement.

         As used in this Section 12, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the SEC under the 1940 Act.

13. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable "material" change in the ownership of the Adviser within a reasonable time prior to such change being effected. As used in this Section 13, the term "material" shall mean any change in ownership that would result in a change of control of the adviser as such term is defined in
         Section 2(a)(9) of the 1940 Act.

14. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Road, Oaks, PA 19456 and if to the Adviser, at 55 West Monroe Street, Suite 2550, Chicago, IL 60603.

15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

         No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolios for payment of fees for services rendered to the Portfolios.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

THE ADVISORS' INNER CIRCLE FUND

By:
   --------------------------------------------------
Attest:
       ----------------------------------------------

COMMERCE CAPITAL MARKETS, INC.

By:
   --------------------------------------------------
Attest:
       ----------------------------------------------

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                         THE ADVISORS' INNER CIRCLE FUND
                                       AND
                         COMMERCE CAPITAL MARKETS, INC.


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:


         PORTFOLIO                                                                                 FEE
         Commerce Capital Government Money Market Fund                                             0.50%

         Commerce Capital Treasury Obligations Money Market Fund                                   0.50%

         Commerce Capital Institutional Select Government Money Market Fund                        0.15%

             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND

                                EACH, A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND

            FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
                 SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON
                                 MARCH 31, 2008

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the "Shares"), hereby appoints Carolyn Mead and Jennifer Nolan as proxies and each of them, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the Commerce Capital Treasury Obligations Money Market Fund, the Commerce Capital Government Money Market Fund and the Commerce Capital Institutional Select Government Money Market Fund, each a series of The Advisors' Inner Circle Fund (the "Trust"), to be held at the offices of the Funds' administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 11:00 a.m., Eastern Time, on March 31, 2008, and any adjournments or postponements thereof (the "Meeting"); and the undersigned hereby instructs said proxies to vote:

PROPOSAL 1

         (a) To approve a new investment advisory agreement between the Trust, on behalf of the Commerce Capital Treasury Obligations Money Market Fund, and Commerce Capital Markets, Inc.

         ____FOR                   ____AGAINST                       ____ABSTAIN

         (b) To approve a new investment advisory agreement between the Trust, on behalf of the Commerce Capital Government Money Market Fund, and Commerce Capital Markets, Inc.

         ____FOR                   ____AGAINST                       ____ABSTAIN

         (c) To approve a new investment advisory agreement between the Trust, on behalf of the Commerce Capital Institutional Select Government Money Market Fund, and Commerce Capital Markets, Inc.

         ____FOR                   ____AGAINST                       ____ABSTAIN


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, either holder may sign this Proxy but the name of the person signing


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should conform exactly to the name appearing on this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:_______________, 2008
                                            ________________________________
                                            Signature of Shareholder

                                            ________________________________
                                            Signature (Joint owners)

                                            ________________________________
                                            Printed Name of Shareholder(s)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.